Aames Today

- $5+ billion originator - non-conforming residential mortgages
  - Traditional “brick and mortar” retail network
    - $150+ million per month
    - 91 branches across the country
    - Sophisticated direct response marketing
  - Internet retail lending
    - $50+ million per month
    - 2 centralized call centers (“National Loan Centers”)
  - Broker franchise (no correspondent lending)
    - $300+ million per month
    - 5 regional centers, 2,800 broker relationships
- ***Q3 2003 Production was $1.5 billion***